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                                                                  EXHIBIT 23.03

                         INDEPENDENT AUDITORS' CONSENT

  We hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 33-62737 on Form S-3, of our report dated September 22, 1995 relating to the financial statements of Virgo Optics (a Division of Sandoz Chemicals Corporation) for the period January 1 to December 29, 1994, which appears in the Form 8-K for the event dated October 2, 1995.

Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania

October 5, 1995